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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258

(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2011

ING Money Market Fund

Classes A, B, C, I, and O

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Living in Interesting Times

Dear Shareholder,

To say that the 12 months ended March 31, 2011 were eventful would be an understatement. During that time the global economic boat was rocked by market troubles, sovereign debt crises, natural and man-made disasters, doubts about the sustainability of U.S. economic growth and worries that the central banks might not be able to keep things on an even keel. The final three months of the period were perhaps the most volatile, with political upheavals in the Middle East and Libya, the earthquake and tsunami in Japan and renewed fears of a sovereign debt crisis in Europe.

Despite all these challenges, corporate earnings were robust and markets sailed on to deliver solid returns. Investors shifted between “safe-harbor” assets such as fixed income and commodities as the storms appeared, but returned to “risk assets” such as stocks and high yield bonds when the seas got smoother.

Any uncertainty about economic recovery in the United States seemed to be mitigated by encouraging data. After period-end, however, came another challenge: ratings agency Standard & Poor’s lowered its outlook for the U.S. to “negative,” a warning that the AAA rating on U.S. Treasuries might be cut in the future.

We’ve heard the arguments — possibly correct — that credit agency ratings are poor predictors of sovereign debt defaults, currency collapses and other financial crises. But that argument misses an important point: any suggestion that the U.S. might become a bad credit risk is a scary thought, not only for our pocketbook concerns but for our stature in the world.

Though few investors needed to be told that the country’s debt trajectory is unsustainable, the markets were spooked in the immediate aftermath of the announcement. Sentiment began climbing back by the end of the day, though, and continued to rally as corporations began another (so-far) impressive reporting season. Perhaps in the current milieu of extreme events, even the prospect of a fiscally weakening superpower has to be put into perspective; after all, the U.S. dollar is still the main refuge of safety-seeking investors around the globe.

Remember that the ebb and flow of current events is noise that will diminish over time; it should not distract you from your long-term goals. We can’t predict the next trouble spot, but we can hew to a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2011

In our semi annual report we described markets, from stocks to bonds to currencies, continually buffeted by news and events relating to three main themes: the fitful US economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China. Most equities markets were down slightly, while fixed income enjoyed 6% to 7% returns. But in the second half of our fiscal year risk appetite recovered despite the grave concerns that remained — and new crises that emerged.

In the U.S., attention seemed fixated on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last employment reports showed improvement to 9.0% in January and 8.9% in February. But economists were baffled by the restrained pace of job creation, averaging 136,000 in the latest three months, and by the labor force participation rate, at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-city Composite Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

Brighter spots domestically included gross domestic product (“GDP”) growth, which accelerated to 3.1% annualized in the fourth quarter of 2010, eight straight months of rising consumer spending and purchasing managers’ indices signaling the busiest manufacturing and service sectors in years. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011.

Internationally however, the Eurozone sovereign debt crisis lingered. The bail-outs started in May with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. As our fiscal year ended, chronically low-growth Portugal, its government newly toppled and credit rating cut to barely investment grade, looked to be next. Meanwhile Eurozone leaders squabbled about a European Stability Mechanism, created to resolve the crisis once and for all.

Investors also watched nervously as China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also boost domestic consumption. The authorities increased banks’ reserve ratio requirements seven times, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

Then in January, popular revolt erupted in North Africa. In short order dictatorships in Tunisia and Egypt fell, to be replaced by… no-one knew exactly what. By March Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. Unrest spread to the Middle East and the price of oil, already on an upward trajectory as demand improved, firmly established itself above $100 per barrel.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing perhaps $300 billion in local damage, disruption of global supplies of electrical and digital components and possible nuclear fall-out.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.12% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury Index returned 4.53%, underperforming the 7.46% on the Barclays Capital Corporate Investment Grade Bond Index. Both outperformed the 4.37% return on the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index, which lagged after the end of the Federal Reserve’s first round of quantitative easing targeted at mortgage backed securities. But all paled against the Barclays Capital High Yield Bond -2% Issuer Constrained Composite Index which gained an equity-like 14.25%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.65% in the 12 months through March 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, Eurozone angst during the fiscal year vied with pessimism about the dollar in a stalling economy and the perceived dollar-negative threat of another energy crisis. In the end the dollar fell 3.01% against the euro, 6.84% against the pound and 9.91% to the yen, which briefly made a post-war high in anticipation of yen repatriation to fund earthquake-related damage.

In international markets, based on MSCI indices in local currencies with reinvested dividends, the MSCI Japan® Index lost 10.02%, mostly after the earthquake struck. Despite generally favorable corporate earnings, declining export-dependent GDP and 24 months of falling prices also depressed sentiment. The MSCI Europe ex UK® Index returned 4.39%, with Germany up 14.14% and Ireland, Greece, Italy and Spain all falling, broadly reflecting the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials and energy sectors, the MSCI UK® Index advanced 7.45%, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.5% quarterly fall in fourth quarter GDP and inflation rising to 4.4%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital MBS Index	The Barclays Capital MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of March 31, 2011

(as a percent of net assets)

Commercial Paper	53.2%
Repurchase Agreement	21.0%
Certificates of Deposit	12.9%
Corporate Bonds/Notes	7.7%
U.S. Government Agency Obligations	3.5%
U.S. Treasury Notes	1.6%
Other Assets and Liabilities — Net	0.1%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: Our focus during the past year was on the preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market; and not on maximizing the yield and return of the Fund. The Adviser and/or Distributor continues to waive fees in order to maintain a net yield of 0.00%, as do most of our competitors, in an environment of historically low interest rates on money market securities. The Fund followed its strategy of taking on interest rate risk while maintaining limited longer-term credit exposure during most of the period. The

Fund’s weighted average maturity (“WAM”) fluctuated during the period but tended to be at the longer-end of its allowable maturity range and in excess of its competitor funds as represented by the WAM of the iMoneyNet First Tier Retail Fund average. The Fund ended the period with a 56-day WAM, just shy of the maximum 60-day WAM allowable versus a 47-day WAM for the iMoneyNet average.

Current Strategy & Outlook: We expect that the U.S. Federal Reserve will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond, and that the conclusion of the most recent round of quantitative easing at the end of June may lead to some uncertainty and market volatility. We believe the potential for a significant increase in short-term money market yields and an increase in the Fund’s yield remain low. We expect to maintain the Fund’s current strategy of focusing on maintaining an extended weighted average maturity posture with limited credit risk. We will look to shorten the Fund’s WAM during any periods of flight to quality rallies that might drive front-end money market yields even lower than the current abnormally low levels. Preservation of capital and liquidity remain our top objectives. We plan on maintaining above normal excess daily liquidity and short-term liquidity to give the Fund flexibility to take advantage of any periods of temporary increases in yields.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011. The Fund’s expenses are shown without the imposition of any charges. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return					Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio		Expenses Paid During the Period Ended March 31, 2011*	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio		Expenses Paid During the Period Ended March 31, 2011*
Class A	$1,000.00	$1,000.00	0.33	%•	$1.65	$1,000.00	$1,023.29	0.33	%•	$1.66
Class B	$1,000.00	$1,000.00	0.33	%•	$1.65	$1,000.00	$1,023.29	0.33	%•	$1.66
Class C	$1,000.00	$1,000.00	0.33	%•	$1.65	$1,000.00	$1,023.29	0.33	%•	$1.66
Class I	$1,000.00	$1,000.00	0.33	%•	$1.65	$1,000.00	$1,023.29	0.33	%•	$1.66
Class O	$1,000.00	$1,000.00	0.33	%•	$1.65	$1,000.00	$1,023.29	0.33	%•	$1.66

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.
•	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.27% of management, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a yield of not less than zero (Note 4).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Money Market Fund, a series of ING Series Fund, Inc., as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Money Market Fund as of March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 20, 2011

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2011

ASSETS:
Short-term investments at amortized cost	$252,183,013
Repurchase agreement	67,253,000
Cash	953
Receivables:
Fund shares sold	6,657,201
Interest	225,539
Prepaid expenses	42,117

Total assets	326,361,823

LIABILITIES:
Payable for investment securities purchased	5,514,986
Payable for fund shares redeemed	782,264
Payable to affiliates	49,564
Payable for directors fees	1,480
Other accrued expenses and liabilities	131,875

Total liabilities	6,480,169

NET ASSETS	$319,881,654

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$319,858,854
Accumulated net realized gain on investments	22,800

NET ASSETS	$319,881,654

Class A:
Net assets	$196,701,686
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	196,697,351
Net asset value and redemption price per share	$1.00
Maximum offering price per share	$1.00
Class B:
Net assets	$4,377,035
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	4,376,957
Net asset value and redemption price per share(1)	$1.00
Class C:
Net assets	$6,827,918
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	6,827,747
Net asset value and redemption price per share(1)	$1.00
Class I:
Net assets	$100,504,834
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	100,502,748
Net asset value and redemption price per share	$1.00
Class O:
Net assets	$11,470,181
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	11,469,887
Net asset value and redemption price per share	$1.00

(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME:
Interest	$977,422

Total investment income	977,422

EXPENSES:
Investment management fees	1,184,968
Distribution and service fees:
Class B	39,044
Class O	32,757
Transfer agent fees	152,510
Administrative service fees	236,996
Shareholder reporting expense	31,490
Registration fees	77,367
Professional fees	31,847
Custody and accounting expense	40,424
Directors fees	10,905
Miscellaneous expense	20,012

Total expenses	1,858,320
Net waived and reimbursed fees	(880,674)

Net expenses	977,646

Net investment loss	(224)

REALIZED GAIN:
Net realized gain on:
Investments	128,397
Reimbursement by affiliate for investment transaction losses (Note 5)	285,840

Net realized gain	414,237

Increase in net assets resulting from operations	$414,013

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$(224)	$16,686
Net realized gain (loss) and reimbursement by affiliate	414,237	(362,552)
Net change in unrealized appreciation or depreciation	—	1,139,751

Increase in net assets resulting from operations	414,013	793,885

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(36,883)
Class B	—	(1,023)
Class C	—	(1,638)
Class I	—	(7,173)
Class O	—	(3,096)

Total distributions	—	(49,813)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	510,084,242	431,159,545
Reinvestment of distributions	—	46,959

	510,084,242	431,206,504
Cost of shares redeemed	(438,475,368)	(508,029,274)

Net increase (decrease) in net assets resulting from capital share transactions	71,608,874	(76,822,770)

Net increase (decrease) in net assets	72,022,887	(76,078,698)

NET ASSETS:
Beginning of year	247,858,767	323,937,465

End of year	$319,881,654	$247,858,767

See Accompanying Notes to Financial Statements

FINANCIAL  HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions									Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)(3)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)		Expenses, net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio Turnover

Year or period ended	($)	($)		($)		($)		($)		($)	($)	($)		($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—	—	—		1.00	0.00	†	0.60	0.33	••	0.33	(0.00	)**	196,702	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		182,097	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.53		235,783	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.45		284,458	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.79	†	0.62	0.62		0.62	4.71		236,134	—
Class B
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—	—	—		1.00	0.00	†	1.60	0.33	••	0.33	(0.00	)**	4,377	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	1.70	0.46	•	0.46	0.01		4,886	—
03-31-09	1.00	0.01		(0.00	)*	0.01		0.01		—	—	0.01		1.00	0.71	(a)	1.70	1.44		1.44	0.64		9,583	—
03-31-08	1.00	0.03		0.00	*	0.03		0.03		—	—	0.03		1.00	3.53	†	1.62	1.62		1.62	3.38		6,031	—
03-31-07	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	3.77	†	1.62	1.62		1.62	3.72		2,884	—
Class C
03-31-11	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.00	†	0.60	0.33	••	0.33	(0.00	)**	6,828	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.01		7,433	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.51	(a)	0.70	0.69		0.69	1.57		12,571	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.37		17,545	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.81	†	0.62	0.62		0.62	4.71		5,728	—
Class I
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—	—	—		1.00	0.00	†	0.60	0.33	••	0.33	(0.00	)**	100,505	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.70	0.46	•	0.46	0.00	**	38,498	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.52	(a)	0.70	0.69		0.69	1.57		45,633	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.62	0.62		0.62	4.47		72,608	—
03-31-07	1.00	0.05		0.00	*	0.05		0.05		—	—	0.05		1.00	4.80	†	0.62	0.62		0.62	4.69		64,202	—
Class O
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—	—	—		1.00	0.00	†	0.85	0.33	••	0.33	(0.00	)**	11,470	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	(0.00	)*	—	—	(0.00	)*	1.00	0.02	†	0.95	0.46	•	0.46	0.01		14,945	—
03-31-09	1.00	0.02		(0.00	)*	0.02		0.02		—	—	0.02		1.00	1.53	(a)	0.95	0.69		0.69	1.61		20,277	—
03-31-08	1.00	0.04		0.00	*	0.04		0.04		—	—	0.04		1.00	4.56	†	0.87	0.62		0.62	4.29		28,520	—
11-15-06(4) - 3-31-07	1.00	0.02		0.00	*	0.02		0.02		—	—	0.02		1.00	1.79	†	0.87	0.62		0.62	4.77		5,892	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
*	Amount is less than $0.005 or more than $(0.005).
**	Amount is less than 0.005% or more than (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transaction losses.
(a)	There was no impact on total return by a capital support agreement in 2008.
•	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.24% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a net yield of not less than zero.
••	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.27% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, and O, respectively, in order to maintain a net yield of not less than zero (Note 4).

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are eleven separate active series which comprise the Company. This report is for ING Money Market Fund (the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. All investments held by the Fund as of March 31, 2011 are classified as Level 2. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended March 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

Pursuant to an administration agreement, ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s and/or Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B shares of the Fund have adopted an Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have adopted an Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% and 0.25% of the value of average daily net assets of the respective class for expenses incurred in the distribution of Class B and Class O shares, respectively. Pursuant to the 12b-1 Plans, the

Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund through at least August 1, 2011. For the year ended March 31, 2011, the Distributor waived $32,757 of such fees.

ING Investments and IID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by ING Investments within three years subject to certain restrictions. For the year ended March 31, 2011, ING Investments and IID waived $808,938 of management fees and $38,979 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$29,237	$9,742

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of March 31, 2011, amounts of waived management fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

March 31,
2012	2013	2014	Total
$20,849	$712,443	$808,938	$1,542,230

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2011, the Distributor did not retain any amounts in sales charges.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3 and 4):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$24,966	$21,257	$3,341	$49,564

At March 31, 2011, ING National Trust, ING Life Insurance and Annuity Company, and ING Investments Distributor LLC, indirect, wholly-owned subsidiaries of ING Groep, owned 29.75%, 15.37%, and 19.94% of the Fund, respectively.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

The Adviser made voluntary payments of $625,000 and $285,840 during the years ended March 31, 2010 and March 31, 2011, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2011, the Fund did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum through December 14, 2010 and beginning December 15, 2010, a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2011 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	($)	($)	($)	($)
Class A
03-31-11	384,020,797	—	(369,702,169)	14,318,628	384,020,797	—	(369,702,169)	14,318,628
03-31-10	414,757,337	36,762	(469,125,111)	(54,331,012)	414,757,337	36,762	(469,125,111)	(54,331,012)
Class B
03-31-11	2,436,371	—	(2,955,873)	(519,502)	2,436,371	—	(2,955,873)	(519,502)
03-31-10	2,511,950	961	(7,234,445)	(4,721,534)	2,511,950	961	(7,234,445)	(4,721,534)
Class C
03-31-11	2,908,215	—	(3,527,404)	(619,189)	2,908,215	—	(3,527,404)	(619,189)
03-31-10	1,078,753	1,652	(6,248,869)	(5,168,464)	1,078,753	1,652	(6,248,869)	(5,168,464)

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	($)	($)	($)	($)
Class I
03-31-11	120,000,472	—	(58,070,697)	61,929,775	120,000,472	—	(58,070,697)	61,929,775
03-31-10	11,808,904	7,159	(19,041,712)	(7,225,649)	11,808,904	7,159	(19,041,712)	(7,225,649)
Class O
03-31-11	718,387	—	(4,219,225)	(3,500,838)	718,387	—	(4,219,225)	(3,500,838)
03-31-10	1,002,601	425	(6,379,137)	(5,376,111)	1,002,601	425	(6,379,137)	(5,376,111)

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of March 31, 2011:

Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
$224	$(224)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the year ended March 31, 2011. Dividends to shareholders from ordinary income were $49,813 for the year ended March 31, 2010.

The tax-basis components of distributable earnings as of March 31, 2011 were:

Undistributed Ordinary Income
$22,800

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of March 31, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to March 31, 2011, the Fund declared distributions of:

	Type	Per Share Amount		Payable Date	Record Date
All Classes	STCG	0.0000	*	April 11, 2011	April 7, 2011

STCG - Short-term capital gain

*	Per share amount of distribution rounds to $0.0000.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 12.9%
$6,000,000		BNP Paribas New York, 0.280%, due 04/19/11	$6,000,030
2,000,000		BNP Paribas New York, 0.290%, due 05/09/11	2,000,042
2,250,000		Credit Suisse/New York NY, 0.610%, due 12/08/11	2,250,000
4,750,000		Deutsche Bank AG/New York NY, 0.830%, due 04/20/12	4,750,000
1,500,000		DEUTSCHE CD 0.51 5/25/11, 0.290%, due 05/25/11	1,500,022
4,500,000		Dexia Del, LLC, 0.350%, due 06/29/11	4,500,000
250,000		Lloyds TSB Bank PLC, 0.280%, due 04/28/11	250,019
1,000,000		Lloyds TSB Bank PLC, 0.290%, due 05/02/11	1,000,026
1,100,000		Lloyds TSB Bank PLC, 0.290%, due 05/27/11	1,100,324
500,000		Lloyds TSB Bank PLC, 0.320%, due 06/10/11	500,000
4,000,000		Rabobank Nederland NV, 0.560%, due 11/16/11	4,000,000
2,000,000	C	Royal Bank of Canada, 0.470%, due 04/30/12	2,005,446
500,000		Societe Generale/New York NY, 0.330%, due 07/19/11	499,592
250,000		Svenska Handelsbanken AB, 0.200%, due 04/12/11	249,985
750,000		Svenska Handelsbanken AB, 0.270%, due 04/13/11	750,019
3,500,000		Svenska Handelsbanken AB, 0.280%, due 04/21/11	3,500,136
250,000		Svenska Handelsbanken AB, 0.290%, due 05/02/11	250,006
250,000		Toronto Dominion Bank NY, 0.290%, due 05/10/11	250,013
5,250,000		Toronto Dominion Bank NY, 0.350%, due 07/07/11	5,250,141
470,000		UBS AG Stamford CT, 0.400%, due 08/05/11	470,752
		Total Certificates of Deposit (Cost $41,076,553)	41,076,553

COMMERCIAL PAPER: 53.2%
250,000		American Honda Finance Corp., 0.180%, due 04/04/11	249,996
4,000,000		American Honda Finance Corp., 0.200%, due 04/07/11	3,999,867
750,000	#	ANZ National Int’l Ltd/London, 0.400%, due 07/25/11	750,000
500,000		ASB Finance Ltd., 0.270%, due 06/01/11	499,661

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$3,500,000	#	ASB Finance Ltd./London, 0.320%, due 09/12/11	$3,501,236
6,500,000		Barclays US Funding LLC, 0.180%, due 04/01/11	6,500,000
1,000,000	#	Barclays US Funding LLC, 0.270%, due 06/17/11	999,358
2,000,000	#	Barton Capital LLC, 0.230%, due 04/04/11	1,999,963
4,250,000	#	Barton Capital LLC, 0.300%, due 05/03/11	4,248,942
3,556,000	#	Barton Capital LLC, 0.300%, due 05/04/11	3,555,104
500,000		BNP Paribas Finance, Inc., 0.180%, due 04/01/11	500,000
2,200,000	#	CAFCO LLC, 0.360%, due 07/08/11	2,197,964
3,250,000	#	CAFCO LLC, 0.360%, due 07/11/11	3,246,353
750,000	#	CAFCO LLC, 0.360%, due 07/15/11	749,191
2,000,000	#	CAFCO LLC, 0.380%, due 08/11/11	1,997,287
5,000,000	#	Cargill Global Fund PLC, 0.200%, due 04/12/11	4,999,572
2,000,000	#	Ciesco LLC, 0.360%, due 07/11/11	1,997,756
6,250,000	#	Ciesco LLC, 0.380%, due 08/05/11	6,241,866
750,000	#	Commonwealth Bank of Australia, 0.180%, due 04/04/11	749,991
3,500,000	#	Commonwealth Bank of Australia, 0.250%, due 05/23/11	3,498,660
2,500,000	#	Commonwealth Bank of Australia, 0.270%, due 06/20/11	2,500,000
1,000,000	#	Concord Minutemen Capital Co., 0.320%, due 06/02/11	999,259
4,750,000		Concord Minutemen Capital Co., 0.380%, due 08/15/11	4,738,336
2,250,000	#	Concord Minutemen Capital Co., 0.400%, due 09/23/11	2,244,750
1,000,000	#	Crown Point Capital Co., 0.320%, due 06/06/11	999,212
4,750,000		Crown Point Capital Co., 0.380%, due 08/15/11	4,738,336
2,250,000	#	Crown Point Capital Co., 0.400%, due 09/23/11	2,244,750
1,400,000	#	Danske Corp., 0.200%, due 04/07/11	1,399,942
2,250,000	#	Danske Corp., 0.250%, due 04/26/11	2,249,563
3,250,000	#	Danske Corp., 0.250%, due 05/04/11	3,249,076

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$363,000	#	Danske Corp., 0.250%, due 05/09/11	$362,885
3,250,000		Dexia Delaware LLC, 0.180%, due 04/01/11	3,250,000
500,000		Dexia Delaware LLC, 0.180%, due 04/04/11	499,982
5,500,000		HSBC USA Inc., 0.180%, due 04/01/11	5,500,000
2,000,000	#	Jupiter Securitization Company LLC, 0.250%, due 04/05/11	1,999,960
4,000,000	#	Jupiter Securitization Company LLC, 0.250%, due 04/11/11	3,999,756
3,500,000	#	Jupiter Securitization Company LLC, 0.300%, due 05/10/11	3,499,014
2,000,000	#	Jupiter Securitization Company LLC, 0.320%, due 06/02/11	1,999,104
2,136,000		Lloyds TSB Bank PLC, 0.250%, due 05/02/11	2,135,485
500,000		Natixis US Finance Co., 0.180%, due 04/04/11	499,992
2,360,000		Natixis US Finance Co., 0.200%, due 04/07/11	2,359,874
3,750,000		Natixis US Finance Co., 0.250%, due 05/04/11	3,748,969
2,000,000	#	Old Line Funding LLC, 0.230%, due 04/01/11	2,000,000
2,097,000	#	Old Line Funding LLC, 0.250%, due 04/05/11	2,096,945
4,000,000	#	Old Line Funding LLC, 0.300%, due 05/20/11	3,998,367
5,000,000	#	PepsiCo, Inc., 0.200%, due 04/08/11	4,999,844
3,500,000	#	Royal Bank of Scottland PLC, 0.250%, due 05/03/11	3,499,129
3,000,000		Societe Generale North America, 0.180%, due 04/01/11	3,000,000
4,000,000		Societe Generale North America, 0.250%, due 05/05/11	3,998,527
585,000		Societe Generale North America, 0.250%, due 05/18/11	584,725
5,000,000		Thunder Bay Funding LLC, 0.230%, due 04/01/11	5,000,000
250,000	#	Thunder Bay Funding LLC, 0.300%, due 04/15/11	249,983
1,500,000	#	Thunder Bay Funding LLC, 0.300%, due 05/04/11	1,499,670
1,578,000	#	Thunder Bay Funding LLC, 0.320%, due 06/01/11	1,577,291

Principal Amount			Value

COMMERCIAL PAPER: (continued)
$1,300,000		UBS Finance Delaware LLC, 0.250%, due 05/09/11	$1,299,671
250,000		UBS Finance Delaware LLC, 0.290%, due 07/20/11	249,702
5,250,000	#	Variable Funding Capital, 0.250%, due 04/14/11	5,249,488
2,000,000	#	Variable Funding Capital, 0.300%, due 05/02/11	1,999,587
2,000,000	#	Variable Funding Capital, 0.320%, due 06/01/11	1,999,221
4,997,000	#	Wal-Mart Stores Inc., 0.180%, due 04/04/11	4,996,942
1,810,000	#	Wal-Mart Stores Inc., 0.200%, due 04/05/11	1,809,970
1,058,000	#	Wal-Mart Stores Inc., 0.200%, due 04/07/11	1,057,972
2,250,000	#	Westpac Banking Corp., 0.370%, due 10/28/11	2,250,303
500,000	#	Westpac Banking Group, 0.310%, due 08/15/11	499,367
500,000	#	Windmill Funding Group, 0.250%, due 04/11/11	499,968
364,000	#	Windmill Funding Group, 0.300%, due 05/11/11	363,887
2,500,000	#	Windmill Funding Group, 0.300%, due 05/16/11	2,499,094
1,250,000	#	Windmill Funding Group, 0.360%, due 07/15/11	1,248,760
4,000,000	#	Windmill Funding Group, 0.360%, due 07/18/11	3,996,040
		Total Commercial Paper (Cost $170,225,465)	170,225,465

CORPORATE BONDS/NOTES: 7.7%
1,000,000	#	American Honda Finance Corp., 0.480%, due 09/15/11	1,000,204
1,500,000	#	American Honda Finance Corp., 0.540%, due 12/09/11	1,501,058
750,000	C	Credit Suisse First Boston USA, Inc., 0.640%, due 01/15/12	785,073
2,075,000	C	Credit Suisse First Boston USA, Inc., 0.670%, due 11/15/11	2,145,317
1,500,000	#	Lloyds TSB Bank PLC, 2.300%, due 04/01/11	1,500,000
200,000		Lloyds TSB Bank PLC, 4.750%, due 07/15/11	202,483
1,000,000	#	Rabobank, 0.330%, due 03/16/12	1,000,000
2,625,000		Royal Bank of Canada, 0.480%, due 07/20/11	2,667,130

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES: (continued)
$700,000	#	Royal Bank of Scottland PLC, 0.340%, due 10/20/11	$703,204
3,000,000	#, C	Svenska Handelsbanken AB, 0.640%, due 04/09/12	3,000,000
5,000,000		Toyota Motor Credit Corp., 0.380%, due 12/14/11	5,000,000
1,750,000	C	UBS AG/Jersey, 0.453%, due 04/18/11	1,749,809
3,500,000	C	Westpac Banking Corp., 0.310%, due 04/27/12	3,500,000
		Total Corporate Bonds/Notes (Cost $24,754,278)	24,754,278

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.5%
1,117,000		Federal Farm Credit Bank, 0.380%, due 04/24/12	1,139,756
2,200,000		Federal Home Loan Mortgage Corp., 0.380%, due 04/25/12	2,218,431
7,319,000		Federal National Mortgage Association, 0.320%, due 03/15/12	7,722,541
		Total U.S. Government Agency Obligations (Cost $11,080,728)	11,080,728

U.S. TREASURY NOTES: 1.6%
3,000,000		United States Treasury Note/Bond, 0.340%, due 04/15/12	3,032,239
2,000,000		United States Treasury Note/Bond, 0.350%, due 04/30/12	2,013,750
		Total U.S. Treasury Notes (Cost $5,045,989)	5,045,989

Principal Amount			Value

REPURCHASE AGREEMENTS: 21.0%
$25,000,000	Deutsche Bank Repurchase Agreement dated 03/31/11, 0.150%, due 04/01/11, $25,000,104 to be received upon repurchase (Collateralized by $24,943,000 Federal Home Loan Mortgage Corporation, 1.625%, Market Value plus accrued interest $25,500,053, due 04/15/13)		$25,000,000
42,253,000	Goldman Sachs Repurchase Agreement dated 03/31/11, 0.120%, due 04/01/11, $42,253,141 to be received upon repurchase (Collateralized by $43,133,000 various U.S. Government Agency Obligations, Discount Note-0.280%, Market Value $43,098,195, due 09/26/11-03/16/12)		42,253,000
	Total Repurchase Agreement (Cost $67,253,000)		67,253,000
	Total Investments in Securities (Cost $319,436,013)*	99.9%	$319,436,013
	Other Assets and Liabilities - Net	0.1	445,641

	Net Assets	100.0%	$319,881,654

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2011
Asset Table
Investments, at value
Certificates of Deposit	$—	$41,076,553	$—	$41,076,553
Commercial Paper	—	170,225,465	—	170,225,465
Corporate Bonds/Notes	—	24,754,278	—	24,754,278
U.S. Treasury Obligations	—	5,045,989	—	5,045,989
U.S. Government Agency Obligations	—	11,080,728	—	11,080,728
Repurchase Agreements	—	67,253,000	—	67,253,000

Total Investments, at value	$—	$319,436,013	$—	$319,436,013

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers into or out of Level 1 and 2 during the period ending March 31, 2011.

See Accompanying Notes to Financial Statements

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company as of the fiscal year end are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years
Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Chairman and Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 -1990); and Various Officer positions with Academy of Economics and Finance (2003 - Present). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2001 - February 2003).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 76	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986-1993).	37	None.

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1991 - Present	President and Owner, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004) and Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D in Accounting and Business	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (20 funds), Chair of Audit Committee (December 2004 - Present); and MML Series Investment Funds II (8 funds), Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Anderson & Co. (1984 -1985).	37	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years and Other Relevant Experience, Attributes, and Skills	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions held by Director during the Past Five Years

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986-1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Directors who are “Interested Persons”(4)

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	169	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC(8) (December 2006 - Present) .

1.	Directors serve until their successors are duly elected and qualified.
2.

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

3.

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

4.	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.
5.

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

6.

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

7.

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

8.	Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	April 2002 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(5)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to the ING Money Market Fund.

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in August 2010 when it met separately with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the “Global Transition”), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of the ING Money Market Fund, are set forth below under “ING Money Market Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to the ING Money Market Fund are set forth below under “ING Money Market Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to ING Money Market Fund at this time.

ING Money Market Fund

In deciding to approve the continuation of the Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of the Fund and actions being taken by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for ING Money Market Fund is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

In evaluating the investment performance of ING Money Market Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the one-year, three-year and five-year periods, but performed equal to the Morningstar category median for the most recent calendar quarter and underperformed for the year-to-date period; (2) the Fund outperformed its benchmark index for the three-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and one-year periods; and (3) although the Fund is not ranked by Morningstar, the Fund is ranked by Lipper in the second quintile for the most recent calendar quarter, one-year, three-year and five-year periods, and in the fourth quintile for the year-to-date period. In assessing the performance of the Fund, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Fund by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury, and that the Sub-Adviser continued to operate the Fund in a risk averse manner throughout 2010. The Board also recognized that throughout 2009 and 2010 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Money Market Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2010 the Adviser and its affiliates (1) made voluntary capital contributions to the Fund, which minimized deviations between the Fund’s market-based and amortized cost-based net asset value per share during tumultuous market conditions, and (2) continued to voluntarily waive, and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Fund-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Global Opportunities Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachussetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-AFIALL	(0311-051911)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,900 for year ended March 31, 2011 and $17,000 for year ended March 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for year ended March 31, 2011 and $2,150 for year ended March 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,482 in the year ended March 31, 2011 and $7,805 in the year ended March 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2011 and $1,610 for the year ended March 31, 2010.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

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not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service
	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:             2010 and 2011

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,069,423 for year ended March 31, 2011 and $1,613,771 for fiscal year ended March 31, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by

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shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2011